EXHIBIT 99.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

1. The Quarterly Report on Form 10-Q of CareCentric, Inc. for the quarterly period ended March 31, 2003, as filed May 9, 2003 with the Securities and Exchange Commission, fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of CareCentric, Inc.

Date: May 9, 2003         /s/ John R. Festa
                          -----------------------------------------------------
                          John R. Festa, President and Chief Executive
                          Officer of CareCentric, Inc.

Date: May 9, 2003         /s/ George M. Hare
                          -----------------------------------------------------
                          George M. Hare, Senior Vice President and Chief
                          Financial Officer of CareCentric, Inc.






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